UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 18, 2007

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

        On July 18, 2007, Rainier Pacific Financial Group, Inc. issued its earnings release for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

        (c)      Exhibits

       99.1    Press Release of Rainier Pacific Financial Group, Inc. dated July 18, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: July 18, 2007                                              /s/ John A. Hall
                                                                            John A. Hall
                                                                            President and Chief Executive Officer
                                                                            (Principal Executive Officer)

EXHIBIT 99.1

                                                                                                            For more information, contact:
                                                                                                            John Hall: (253) 926-4007
                                                                                                            jhall@rainierpac.com
**For Immediate Release**                                                                            or
                                                                                                            Vic Toy: (253) 926-4038
                                                                                                            vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc.
Reports Second Quarter Earnings

Tacoma, Washington - July 18, 2007 - Rainier Pacific Financial Group, Inc. (the "Company") (NASDAQ GM: RPFG) announced today its second quarter results for the period ended June 30, 2007. Net income for the quarter ended June 30, 2007 was up 41.7% to $982,000, or $0.16 per diluted share, compared to net income of $693,000, or $0.12 per diluted share, for the same period in 2006. For the six months ended June 30, 2007, the Company's net income was $1.9 million, or $0.31 per diluted share, compared to net income of $1.3 million, or $0.23 per diluted share, for the same six month period in 2006.

The Company's revenue (i.e., net interest income before provisions for loan losses plus non-interest income) for the quarter ended June 30, 2007 was $8.8 million, compared to $8.3 million for the same period a year ago. Net interest income before the provision for loan losses for the quarter was $6.4 million, or 4.9% higher than the $6.1 million during the same period a year ago. For the quarter ended June 30, 2007, the Company's net interest margin improved slightly to 3.01%, compared to 2.96% for the quarter ended March 31, 2007, and 2.87% for the quarter ended June 30, 2006. The yield on the Company's interest-earning assets was 6.71% for the quarter ended June 30, 2007,

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compared to 6.69% and 6.22% for the quarters ended March 31, 2007 and June 30, 2006, respectively. For the quarter ended June 30, 2007, the Company's cost of interest-bearing liabilities was 4.11%, compared to 4.13% and 3.69% for the quarters ended March 31, 2007 and June 30, 2006, respectively.

Non-interest income was up 4.5% to $2.3 million for the quarter ended June 30, 2007, compared to $2.2 million for the same quarter in 2006. An increase of $104,000 in property and casualty insurance service fees during the second quarter of 2007, compared to the same quarter in 2006, accounted for most of the increase in non-interest income.

The Company continued to focus on managing operating expenses effectively. Non-interest expense was $7.1 million for the quarter ended June 30, 2007, and was unchanged compared to the quarters ended March 31, 2007 and June 30, 2006.

At June 30, 2007, the Company's total assets were $904.8 million, slightly higher than the $902.7 million at December 31, 2006. Total shareholders' equity at June 30, 2007 was $89.9 million, compared to $87.8 million at December 31, 2006.

In the second quarter ended June 30, 2007, the Company purchased and retired 10,000 shares of its outstanding shares of common stock at an average price of $20.70 per share. At June 30, 2007, the Company had the authority to purchase an additional 213,920 shares of common stock under its currently approved stock repurchase program.

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The Company's book value and tangible book value per share as of June 30, 2007 were $14.63 and $14.11 per share, respectively, based upon 6,144,259 outstanding shares of common stock. The number of outstanding shares includes 132,482 restricted shares granted to participants under the Company's 2004 Management Recognition Plan that have not yet vested or were not ratably earned, and excludes 424,211 of unallocated shares held by the Rainier Pacific 401(k) Employee Stock Ownership Plan.

Total loans were $647.4 million at June 30, 2007, compared to $638.5 million at March 31, 2007 and $639.4 million at December 31, 2006, respectively. For the quarter ended June 30, 2007, the yield on loans was 7.27%, compared to 7.24% and 6.92% for the quarters ended March 31, 2007 and June 30, 2006, respectively. At June 30, 2007, the loan portfolio consisted of 33.3% commercial real estate loans, 24.6% multi-family real estate loans, 12.2% single-family real estate loans, 11.7% real estate construction loans, 8.6% consumer loans, 6.9% home equity loans, and 2.7% commercial business loans.

Total loan originations increased during the quarter ended June 30, 2007 to $61.1 million, compared to $40.4 million and $58.0 million for the quarters ended March 31, 2007 and June 30, 2006, respectively. Loan originations for the quarter ended June 30, 2007 were primarily comprised of commercial real estate and construction loans and increased business lending.

The Company sold $5.6 million of single-family fixed-rate real estate loans which generated $66,000 in net gains during the quarter ended June 30, 2007, compared to $2.6 million in loan sales and

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$46,000 in net gains during the same period in 2006. The portfolio of loans serviced for others increased to $113.4 million at June 30, 2007, compared to $106.4 million at June 30, 2006.

Loan portfolio credit quality remained good during the second quarter. Net charge-offs were $191,000 for the quarter ended June 30, 2007, compared to $157,000 for the quarter ended March 31, 2007, and $227,000 for the quarter ended June 30, 2006. Loans more than 30 days delinquent as a percentage of total loans were 0.26% at June 30, 2007, unchanged compared to March 31, 2007, and slightly lower than the 0.28% at December 31, 2006. Non-performing loans (i.e., loans 90 days or more past due or non-accrual loans) were $217,000, or 0.03% of total loans, at June 30, 2007, compared to $224,000, or 0.04% of total loans, at March 31, 2007, and $241,000, or 0.04% of total loans, at December 31, 2006. Non-performing assets were $233,000, or 0.03% of total assets, at June 30, 2007, compared to $245,000, or 0.03% of total assets, at March 31, 2007, and $274,000 or 0.03% of total assets, at December 31, 2006. The Company's provision for loan losses was $150,000 for the quarter ended June 30, 2007, unchanged from the provision made for the quarters ended March 31, 2007 and June 30, 2006. The allowance for loan losses of $8.2 million at June 30, 2007, representing an allowance to total loans ratio of 1.27%, was slightly lower than the $8.3 million at both March 31, 2007 and December 31, 2006.

The investment securities portfolio at June 30, 2007 of $190.7 million (excluding $13.7 million in Federal Home Loan Bank of Seattle stock holdings), was less than the $194.5 million at March 31, 2007, and the $226.1 million at June 30, 2006. These declines reflect the Company's decision to gradually reduce the size of its investment portfolio, while increasing the loan portfolio component of its earnings assets.

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Total deposits were $460.3 million at June 30, 2007, compared to $466.7 million at March 31, 2007 and $457.4 million at December 31, 2006. Core deposits (comprised of checking, savings, money market, and individual retirement accounts) increased $22.0 million to $242.4 million, or 52.7% of total deposits, as of June 30, 2007, compared to $220.4 million at of December 31, 2006. Brokered deposit balances were $50.6 million at June 30, 2007, compared to $49.9 million at March 31, 2007 and $50.9 million at December 31, 2006. For the quarter ended June 30, 2007, the average cost of interest-bearing deposits was 3.83%, compared to 3.89% for the quarter ended March 31, 2007 and 3.26% for the quarter ended June 30, 2006. The decrease in the second quarter of 2007 cost of interest-bearing deposits compared to the first quarter resulted from less aggressive pricing tactics, while the increased cost of interest-bearing deposits compared to the prior year was the result of higher short-term interest rates and enhanced competition for deposits in our local market.

"The operating environment remains challenging with the continuation of a relatively flat yield curve and aggressive local competition for both loans and customer deposits. These factors continue to create pressure on our ability to achieve growth in our loan and deposit portfolios, and to further expand our net interest margin. Despite these challenges, we are pleased with the improvement in our profitability and our ability to continue to restructure our loan portfolio, while maintaining very good loan quality, during the first half of 2007. Looking forward to the second half of the year, we will remain focused on maintaining credit quality, effectively managing operating expenses, and profitably growing our core business," said John A. Hall, President and CEO.

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Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington-based state-chartered savings bank operating 14 full-service locations in the Tacoma-Pierce County and City of Federal Way market areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
(Dollars in Thousands)

ASSETS

	At June 30,	At March 31,	At December 31,
	2007	2007	2006

Cash and cash equivalents	$ 12,626	$ 12,452	$ 11,847
Interest-bearing deposits with banks	625	8,206	57
Securities available-for-sale	141,543	143,541	145,110
Securities held-to-maturity (fair value of $47,453 at June 30, 2007; $50,108 at March 31, 2007; and $51,589 at December 31, 2006)	49,110	50,950	52,652
Federal Home Loan Bank of Seattle ("FHLB") stock, at cost	13,712	13,712	13,712

Loans	647,385	638,500	639,378
Less: allowance for loan losses	(8,235)	(8,276)	(8,283)
Loans, net	639,150	630,224	631,095

Premises and equipment, net	33,858	33,913	34,383
Accrued interest receivable	4,035	4,154	4,177
Other assets	10,184	9,408	9,664

TOTAL ASSETS	$904,843	$906,560	$902,697

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits
Non-interest bearing	$ 36,941	$ 36,418	$ 33,722
Interest-bearing	423,375	430,317	423,703
Total deposits	460,316	466,735	457,425

Borrowed funds	343,615	339,285	345,395
Corporate drafts payable	4,200	6,053	3,537
Accrued compensation and benefits	1,415	826	2,111
Other liabilities	5,387	4,868	6,399

TOTAL LIABILITIES	814,933	817,767	814,867

SHAREHOLDERS' EQUITY:
Common stock, no par value: 49,000,000 shares authorized; 6,568,470 shares issued and 6,011,777 shares outstanding at June 30, 2007; 6,569,670 shares issued and 5,987,892 shares outstanding at March 31, 2007; and 6,587,670 shares issued and 5,971,913 shares outstanding at December 31, 2006	50,434	50,164	50,038
Unearned Employee Stock Ownership Plan ("ESOP") shares	(4,242)	(4,412)	(4,582)
Accumulated other comprehensive loss, net of tax	(480)	(601)	(806)
Retained earnings	44,198	43,642	43,180

TOTAL SHAREHOLDERS' EQUITY	89,910	88,793	87,830

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$904,843	$906,560	$902,697

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
(Dollars in Thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
INTEREST INCOME
Loans	$11,645	$10,414	$23,244	$20,407
Securities available-for-sale	2,032	2,005	4,084	3,930
Securities held-to-maturity	546	723	1,111	1,465
Interest-bearing deposits	70	52	80	116
FHLB dividends	20	-	34	-
Total interest income	14,313	13,194	28,553	25,918
INTEREST EXPENSE
Deposits	4,053	3,277	8,164	6,276
Borrowed funds	3,841	3,821	7,584	7,146
Total interest expense	7,894	7,098	15,748	13,422
Net interest income	6,419	6,096	12,805	12,496
PROVISION FOR LOAN LOSSES	150	150	300	300
Net interest income after provision for loan loss	6,269	5,946	12,505	12,196
NON-INTEREST INCOME
Deposit service fees	879	897	1,705	1,701
Loan service fees	346	290	638	550
Insurance service fees	622	518	1,165	1,034
Investment service fees	144	163	257	284
Real estate lease income	271	281	565	564
Gain on sale of securities, net	-	-	-	-
Gain on sale of loans, net	66	46	202	52
Gain on sale of premises and equipment, net	-	-	10	-
Other operating income	16	27	44	57
Total non-interest income	2,344	2,222	4,586	4,242
NON-INTEREST EXPENSE
Compensation and benefits	4,068	4,034	8,061	8,064
Office operations	956	1,308	1,942	2,606
Occupancy	624	635	1,259	1,275
Loan servicing	129	144	239	261
Outside and professional services	258	237	690	656
Marketing	289	222	532	451
Other operating expenses	778	523	1,488	1,071
Total non-interest expense	7,102	7,103	14,211	14,384

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,511	1,065	2,880	2,054

PROVISION FOR FEDERAL INCOME TAX	529	372	1,008	719

NET INCOME	$ 982	$ 693	$ 1,872	$ 1,335

EARNINGS PER COMMON SHARE
Basic	$ 0.16	$ 0.12	$ 0.31	$ 0.23
Diluted	$ 0.16	$ 0.12	$ 0.31	$ 0.23
Weighted average shares outstanding - Basic	5,995,114(1)	5,924,609(2)	5,985,772(1)	5,927,839(2)
Weighted average shares outstanding - Diluted	6,073,991(1)	5,935,785(2)	6,072,146(1)	5,930,684(2)

(1)   Weighted average shares outstanding - Basic includes 196,818 vested and ratably earned shares of the 329,300 restricted shares granted and issued under the
       2004 Management Recognition Plan ("MRP"), net of forfeited shares.
(2)   Weighted average shares outstanding - Basic includes 133,430 vested and ratably earned shares of the 324,000 restricted shares granted and issued under the
       MRP, net of forfeited shares.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
(Dollars in Thousands, except per share data)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
INTEREST INCOME
Loans	$11,645	$11,599	$11,427	$11,206
Securities available-for-sale	2,032	2,052	2,095	2,187
Securities held-to-maturity	546	565	581	617
Interest-bearing deposits	70	10	11	168
FHLB dividends	20	14	14	-
Total interest income	14,313	14,240	14,128	14,178
INTEREST EXPENSE
Deposits	4,053	4,111	4,065	3,879
Borrowed funds	3,841	3,743	3,888	3,986
Total interest expense	7,894	7,854	7,953	7,865
Net interest income	6,419	6,386	6,175	6,313
PROVISION FOR LOAN LOSSES	150	150	150	150
Net interest income after provision for loan loss	6,269	6,236	6,025	6,163
NON-INTEREST INCOME
Deposit service fees	879	826	887	932
Loan service fees	346	292	330	308
Insurance service fees	622	543	499	545
Investment service fees	144	113	94	179
Real estate lease income	271	294	298	277
Gain on sale of securities, net	-	-	-	3
Gain on sale of loans, net	66	136	203	23
Gain on sale of premises and equipment, net	-	10	-	7
Other operating income	16	28	24	29
Total non-interest income	2,344	2,242	2,335	2,303
NON-INTEREST EXPENSE
Compensation and benefits	4,068	3,993	3,785	3,935
Office operations	956	986	1,164	1,385
Occupancy	624	635	687	666
Loan servicing	129	110	143	125
Outside and professional services	258	432	354	291
Marketing	289	243	219	276
Other operating expenses	778	710	663	633
Total non-interest expense	7,102	7,109	7,015	7,311

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,511	1,369	1,345	1,155

PROVISION FOR FEDERAL INCOME TAX	529	479	471	404

NET INCOME	$ 982	$ 890	$ 874	$ 751

EARNINGS PER COMMON SHARE
Basic	$ 0.16	$ 0.15	$ 0.15	$ 0.13
Diluted	$ 0.16	$ 0.15	$ 0.15	$ 0.13
Weighted average shares outstanding - Basic	5,995,114(1)	5,976,430(2)	5,958,304(3)	5,951,363(4)
Weighted average shares outstanding - Diluted	6,073,991	6,094,582	6,022,936	5,993,987

(1)   Weighted average shares outstanding - Basic includes 196,818 vested and ratably earned shares of the 329,300 restricted shares granted and issued under the
       MRP, net of forfeited shares.
(2)   Weighted average shares outstanding - Basic includes 180,708 vested and ratably earned shares of the 321,300 restricted shares granted and issued under the
       MRP, net of forfeited shares.
(3)   Weighted average shares outstanding - Basic includes 165,203 vested and ratably earned shares of the 322,800 restricted shares granted and issued under the
       MRP, net of forfeited shares.
(4)   Weighted average shares outstanding - Basic includes 149,313 vested and ratably earned shares of the 322,800 restricted shares granted and issued under the
       MRP, net of forfeited shares.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006
Loan portfolio composition:
Real estate:
One- to four-family residential	$ 79,018	$ 80,324	$ 81,542	$ 85,387	$ 85,878
Five or more family residential	159,137	161,273	163,060	162,741	165,344
Commercial	215,442	203,732	195,854	190,563	180,390
Total real estate	453,597	445,329	440,456	438,691	431,612
Real estate construction:
One- to four-family residential	72,838	75,060	75,508	67,115	57,624
Five or more family residential	3,187	3,640	4,180	4,875	4,927
Commercial	-	-	-	-	-
Total real estate construction	76,025	78,700	79,688	71,990	62,551
Consumer:
Automobile	26,623	29,298	31,888	33,656	34,374
Home equity	44,610	42,738	42,718	41,571	36,978
Credit cards	22,018	21,936	23,327	21,965	21,566
Other	7,310	7,494	8,179	8,593	8,587
Total consumer	100,561	101,466	106,112	105,785	101,505
Commercial/Business	17,202	13,005	13,122	12,241	12,746
Subtotal	647,385	638,500	639,378	628,707	608,414
Less: Allowance for loan losses	(8,235)	(8,276)	(8,283)	(8,414)	(8,410)
Total loans, net	$ 639,150	$ 630,224	$ 631,095	$ 620,293	$ 600,004
Sold loans, serviced for others	$ 113,434	$ 112,669	$ 110,297	$ 107,100	$ 106,360

Non-performing assets:
Loans 90 days or more past due	$ 217	$ 224	$ 241	$ 194	$ 98
Repossessed assets	16	21	33	8	-
Other real estate owned	-	-	-	-	-
Total non-performing assets	$ 233	$ 245	$ 274	$ 202	$ 98

Loans greater than 30 days delinquent	$ 1,651	$ 1,684	$ 1,776	$ 1,516	$ 1,268
Loans greater than 30 days delinquent as a percentage of loans	0.26%	0.26%	0.28%	0.24%	0.21%
Non-performing loans as a percentage of loans	0.03%	0.04%	0.04%	0.03%	0.02%
Non-performing assets as a percentage of assets	0.03%	0.03%	0.03%	0.02%	0.01%
Allowance for loan loss as a percentage of non- performing loans	3,794.93%	3,694.64%	3,436.93%	4,337.11%	8,581.63%
Allowance for loan loss as a percentage of non- performing assets	3,534.33%	3,377.96%	3,022.99%	4,165.35%	8,581.63%
Allowance for loan loss as a percentage of total loans	1.27%	1.30%	1.30%	1.34%	1.38%

Core deposits (all deposits, excluding CDs)	$ 242,446	$ 242,442	$ 220,352	$ 224,267	$ 205,593
Non-core deposits (CDs)	217,870	224,293	237,073	234,227	243,838
Total deposits	$ 460,316	$ 466,735	$ 457,425	$ 458,494	$ 449,431

Loans/Deposits	140.64%	136.80%	139.78%	137.12%	135.37%
Equity/Assets	9.94%	9.79%	9.73%	9.63%	9.28%

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Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Loan growth	1.39%	2.14%	1.25%	4.38%
Deposit growth (decline)	(1.38%)	0.04%	0.63%	2.60%
Equity growth	1.26%	0.92%	2.37%	0.66%
Asset growth (decline)	(0.19%)	3.17%	0.24%	5.56%

Loans originated	$61,072	$58,001	$101,437	$104,040
Loans sold	$5,558	$2,600	$12,377	$7,017
Loans charged-off, net	$191	$227	$348	$487

Increase in non-interest income	5.49%	31.40%	8.11%	15.87%
Increase (decrease) in non-interest expense	(0.01%)	8.13%	(1.20%)	7.01%
Net charge-offs to average loans	0.12%	0.15%	0.11%	0.16%
Efficiency ratio	81.05%	85.39%	81.71%	85.94%
Return on assets	0.43%	0.31%	0.41%	0.30%
Return on equity	4.39%	3.26%	4.21%	3.14%

Interest-earning assets:
Yield on loans	7.27%	6.92%	7.26%	6.86%
Yield on investments	5.34%	4.77%	5.34%	4.67%
Yield on FHLB stock	0.60%	0.00%	0.50%	0.00%
Yield on interest-earning assets	6.71%	6.22%	6.70%	6.14%

Interest-bearing liabilities:
Cost of deposits	3.83%	3.26%	3.86%	3.10%
Cost of borrowed funds	4.45%	4.16%	4.45%	4.01%
Cost of interest-bearing liabilities	4.11%	3.69%	4.12%	3.53%
Net interest rate spread	2.60%	2.53%	2.58%	2.61%

Net interest margin	3.01%	2.87%	2.98%	2.94%

Net interest margin-quarter ended 06/30/2007	3.01%
Net interest margin-quarter ended 03/31/2007	2.96%
Net interest margin-quarter ended 12/31/2006	2.92%
Net interest margin-quarter ended 09/30/2006	2.96%
Net interest margin-quarter ended 06/30/2006	2.87%

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006
Shares outstanding at end of period	6,144,259(1)	6,128,485(2)	6,129,511(3)	6,142,537(4)	6,136,763(5)
Book value per share	$14.63	$14.49	$14.33	$14.12	$13.89
Tangible book value per share	$14.11	$13.96	$13.79	$13.57	$13.34

(1)  Shares outstanding represent 6,568,470 shares issued (including 132,482 unvested restricted shares granted under the MRP), less 424,211 unallocated shares under the ESOP.
(2)  Shares outstanding represent 6,569,670 shares issued (including 140,592 unvested restricted shares granted under the MRP), less 441,185 unallocated shares under the ESOP.
(3)  Shares outstanding represent 6,587,670 shares issued (including 157,597 unvested restricted shares granted under the MRP), less 458,159 unallocated shares under the ESOP.
(4)  Shares outstanding represent 6,617,670 shares issued (including 173,488 unvested restricted shares granted under the MRP), less 475,133 unallocated shares under the ESOP.
(5)  Shares outstanding represent 6,628,870 shares issued (including 190,570 unvested restricted shares granted under the MRP), less 492,107 unallocated shares under the ESOP.

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